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                                                                EXHIBIT 10.9.2


                                AMENDMENT TO THE
                             WASHINGTON MUTUAL, INC.
                     RETIREMENT SAVINGS AND INVESTMENT PLAN


        THIS AMENDMENT to the Washington Mutual, Inc. Retirement Savings and Investment Plan (the "RSIP") is made by Washington Mutual, Inc. (the "Company") on this __ day of __________, 2000.

        WHEREAS, the Company maintains the RSIP for the benefit of its eligible employees;

        WHEREAS, the Company desires to amend certain provisions of the RSIP regarding eligibility and contributions;

        WHEREAS, the Company may amend the RSIP at any time pursuant to Article XVI thereof; and

        WHEREAS, the Directors' Compensation and Stock Option Committee of the Board of Directors of the Company approved the amendment in its meeting on October 17, 2000;

        NOW, THEREFORE, effective January 1, 2001, the Plan is amended as set forth below:

        1. The second sentence of Section 3.1(a) is amended in its entirety to read as follows:

                Each other Eligible Employee may become a Participant in the Plan on the beginning of the month which coincides with or immediately follows the date upon which he is employed by the Company.

        2. Section 4.1(b) is amended in its entirety to read as follows:

MATCHING CONTRIBUTIONS. For any Participant who has completed 12 months of Service, a matching contribution by the Employer, in its sole and absolute discretion, that is subject to the limitations of Section 4.5 and that does not exceed 100% of the Salary Deferral Contributions elected by a Participant pursuant to Section 5.1(a) in any Plan Year and made after the Participant has completed 12 months of Service.

        3. The term "15%," which appears in the second sentence of Section 5.1(a)(2), is replaced by the term "19%."



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        IN WITNESS WHEREOF, the undersigned, an authorized officer of the
Company, has executed this amendment on the day and year first above written.



                                            WASHINGTON MUTUAL, INC.


                                            By:________________________________
                                            Its:_______________________________